CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE MUNICIPAL HIGH INCOME FUND
Servicing Class (CNRMX)
Class N (CNRNX)

Supplement dated April 21, 2016, to the Summary Prospectus dated January 31, 2016

Effective April 1, 2016, Waddell & Reed Investment Management Company (“Waddell & Reed”) no longer serves as sub-adviser to the City National Rochdale Municipal High Income Fund (the “Fund”). Accordingly, all references to a sub-adviser of the Fund, Waddell & Reed and Michael J. Walls in the Summary Prospectus are deleted in their entirety.

The following sentence is added to the end of the section titled “Principal Risks of Investing in the Fund” beginning on page 3:

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The section titled “Portfolio Manager” on page 5 is replaced in its entirety with the following:

PORTFOLIO MANAGER

William Black, Managing Director and Senior Portfolio Manager of City National Rochdale, LLC (the “Adviser”), will be primarily responsible for the day-to-day management of the Fund and will serve as portfolio manager for the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK- 017-0100